                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         THE WILLIAMS COMPANIES, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                                                            LOGO

KEITH E. BAILEY, CHAIRMAN OF THE BOARD,
PRESIDENT AND CHIEF EXECUTIVE OFFICER

To the Stockholders of The Williams Companies, Inc.:

     You are cordially invited to attend the Annual Meeting of Stockholders of The Williams Companies, Inc. to be held on Thursday, May 16, 1996, in the Adam's Mark Hotel, 100 East 2nd Street, Tulsa, Oklahoma, commencing at 11 a.m., local time. We look forward to greeting personally as many of our stockholders as possible at the meeting.

     The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. A report on the operations of the Company will be presented at the meeting, followed by a question-and-answer and discussion period.

     We know that most of our stockholders are unable personally to attend the Annual Meeting. Proxies are solicited so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

     Thank you for your continued interest in the Company.

                                            Very truly yours,

                                            /s/ KEITH E. BAILEY

                                            Keith E. Bailey

Enclosures
March 27, 1996

                          THE WILLIAMS COMPANIES, INC.
                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 1996

To the Stockholders of
  The Williams Companies, Inc.

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of The Williams Companies, Inc. will be held in the Adam's Mark Hotel, 100 East 2nd Street, Tulsa, Oklahoma, on Thursday, May 16, 1996, at 11 a.m., local time, for the following purposes:

          1. To elect four directors of the Company;

          2. To consider and act upon a proposal to approve the 1996 Stock Plan;

          3. To consider and act upon a proposal to approve the 1996 Stock Plan for Non-Employee Directors;

          4. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the independent auditor of the Company for 1996; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 22, 1996, as the record date for the meeting, and only holders of Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof.

                                             By Order of the Board of Directors

                                                      David M. Higbee
                                                         Secretary

Tulsa, Oklahoma
March 27, 1996

     EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY SO THAT YOUR SHARES OF COMMON STOCK MAY BE REPRESENTED AND VOTED AT THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

                          THE WILLIAMS COMPANIES, INC.
                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 1996

     This Proxy Statement is furnished by The Williams Companies, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 1996 Annual Meeting of Stockholders to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders, and at any and all adjournments of said meeting. The term "Company" also includes subsidiaries where the context requires.

SOLICITATION AND REVOCATION OF PROXIES AND VOTING

     Execution and return of the enclosed proxy will not in any way affect a stockholder's right to attend the Annual Meeting of Stockholders and to vote in person, and a stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the Annual Meeting and voting in person. Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the Annual Meeting or any adjournment thereof as specified therein by the person giving the proxy, but, if no specification is made, the shares represented by proxy will be voted as recommended by the Board of Directors.

     The expenses of this proxy solicitation, including the cost of preparing and mailing the Proxy Statement and proxy, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Common Stock. The Company expects to solicit proxies primarily by mail, but directors, officers, employees and agents of the Company may also solicit proxies in person or by telephone or by other electronic means. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for which the Company will pay an estimated $9,500 in fees, plus expenses and disbursements. This Proxy Statement and accompanying proxy were first mailed to stockholders on or about March 29, 1996.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. If a quorum is present, other than the election of directors which requires a plurality of the votes cast, proposals to be voted on at the Annual Meeting will be decided by a majority of the votes cast by the stockholders entitled to vote thereon, present in person or represented by proxy, unless the proposal relates to matters on which more than a majority vote is required under the Company's Restated Certificate of Incorporation, as amended, its By-laws, the laws of the State of Delaware, under whose laws the Company is incorporated, or other applicable law.

     A stockholder may, with respect to the election of directors: (i) vote for the election of all nominees named herein; (ii) withhold authority to vote for all such nominees; or (iii) vote for the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy. A stockholder may, with respect to each other matter to be voted upon: (i) vote for the matter; (ii) vote against the matter; or (iii) abstain from voting on the matter.

     Votes withheld from a nominee for election as a director or votes on other matters that reflect abstentions or broker non-votes (i.e., shares as to which the record owner has not received instructions from the beneficial owner of the shares on a matter as to which, under the applicable rules of the New York Stock Exchange, the record owner does not have authority to vote without such instruction), will be treated as present at the Annual Meeting for the purpose of determining a quorum but will not be counted as votes cast.

     A majority of the votes properly cast is required to ratify the appointment of the auditor. However, the affirmative vote of a majority of the votes present or represented by proxy and entitled to vote is required to approve both the 1996 Stock Plan and the 1996 Stock Plan for Non-Employee Directors. Accordingly, abstentions will have the effect of a vote against the adoption of the Plans, while broker non-votes will have no effect on the outcome. On other matters to come before the Annual Meeting, abstentions and non-votes will have no effect on the outcome.

     As a matter of policy, proxies and voting tabulations that identify individual stockholders are kept confidential. Such documents are only made available to those who process the proxy cards, tabulate the vote and serve as inspectors of election, none of whom are Company employees, and certain employees of the Company responsible for the Annual Meeting. The vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.

     Only holders of the Company's Common Stock of record at the close of business on March 22, 1996, will be entitled to receive notice of and to vote at the Annual Meeting. The Company had 104,651,013 shares of Common Stock outstanding on the record date, and each share is entitled to one vote.

                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation, as amended, provides for three classes of directors of as nearly equal size as possible and further provides that the total number of directors shall be determined by resolution adopted by the affirmative vote of a majority of the Board of Directors, except that the total number of directors may not be less than 5 nor more than 17. The term of each class of directors is normally three years and the term of one class expires each year in rotation.

     Four individuals, all of whom are currently directors of the Company, have been nominated for election as directors at the Annual Meeting. Each has been nominated for a three-year term and nine directors will continue in office to serve pursuant to their prior elections. In accordance with the recommendation of the Nominating Committee, the Board of Directors proposes that the following nominees be elected: Mrs. Kay A. Orr and Messrs. Robert J. LaFortune, Jack A. MacAllister and Peter C. Meinig. The nominees named have been nominated for full three-year terms expiring in May 1999. Messrs. Harold W. Andersen and Ralph E. Bailey, currently directors of the Company, will retire at the 1996 Annual Meeting in accordance with the Company's retirement policy for directors and the Board has elected to reduce the size of the Board to 13 effective with such retirements.

     The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Mrs. Kay A. Orr and Messrs. Robert
J. LaFortune, Jack A. MacAllister and Peter C. Meinig. Should any nominee named herein become unable for any reason to stand for election as a director of the Company, it is intended that the persons named in the proxy will vote for the election of such other person or persons as the Nominating Committee may recommend and the Board of Directors may propose to replace such nominee or, if none, the Nominating Committee will recommend that the size of the Board be reduced. The Company knows of no reason why any of the nominees will be unavailable or unable to serve.

     The names of the nominees and the directors whose terms of office will continue after the 1996 Annual Meeting, their principal occupations during the past five years, other directorships held and certain other information are set forth below.

STANDING FOR ELECTION

                                    CLASS I

                            (TERM EXPIRES MAY 1999)

ROBERT J. LAFORTUNE, AGE 69

     Director since 1978. Mr. LaFortune is self-employed and manages personal interests and investments. He has been so employed for more than five years. He is the former mayor of Tulsa. Mr. LaFortune is also a director of BOk Financial Corporation.

JACK A. MACALLISTER, AGE 68

     Director since 1994. Mr. MacAllister is Chairman Emeritus of U S WEST, Inc., a telecommunications company. Mr. MacAllister retired as Chairman of the Board of U S WEST in 1992. He served as the Chief Executive Officer of U S WEST from 1982 to 1990. Mr. MacAllister is also a director of TELUS Corporation/AGT Limited.

PETER C. MEINIG, AGE 56

     Director since 1993. Mr. Meinig is President and Chief Executive Officer of HM International, Inc., a privately-owned diversified manufacturing and management company, and has been for more than five years.

KAY A. ORR, AGE 57

     Director since 1991. Mrs. Orr served as Governor of Nebraska from 1987 to 1991. Mrs. Orr is also a director of the Consumer Services Board of ServiceMaster and VanCom.

DIRECTORS CONTINUING IN OFFICE

                                    CLASS II

                            (TERM EXPIRES MAY 1997)

KEITH E. BAILEY, AGE 53

     Director since 1988. Mr. Bailey was elected Chairman of the Board of the Company in 1994. He was elected President of the Company in 1992 and Chief Executive Officer in 1994. He served as Executive Vice President of the Company from 1986 to 1992. Mr. Bailey is also a director of BOk Financial Corporation, Northwest Pipeline Corporation, Transcontinental Gas Pipe Line Corporation, Texas Gas Transmission Corporation and Apco Argentina Inc.

ERVIN S. DUGGAN, AGE 56

     Director since 1994. Mr. Duggan is President and Chief Executive Officer of the Public Broadcasting Service the network and program distribution company of America's public television stations, and has been since 1994. He was a Federal Communications Commissioner from 1990 until 1994.

JAMES C. LEWIS, AGE 63

     Director since 1978. Mr. Lewis is Chairman of the Board of Optimus Corporation, an investment company, and has been for more than five years. Mr. Lewis is also a director of CFT, Inc.

JAMES A. MCCLURE, AGE 71

     Director since 1991. Mr. McClure is President of McClure, Gerard & Neuenschwander, Inc., a government relations consulting firm, and is of counsel to the law firm of Givens, Pursley & Huntley, Boise, Idaho, and has been for more than five years. He was a U.S. Senator from Idaho from 1973 to 1990. Mr. McClure is also a director of Boise Cascade Corporation and Coeur d'Alene Mines Corporation.

                                   CLASS III

                            (TERM EXPIRES MAY 1998)

GLENN A. COX, AGE 66

     Director since 1992. Mr. Cox was President and Chief Operating Officer of Phillips Petroleum Company, a company engaged in the exploration, production, refining and marketing of petroleum and in the manufacture and distribution of a wide variety of chemicals, until his retirement in 1991. Mr. Cox is also a director of BOk Financial Corporation, Helmerich & Payne, Inc. and Union Texas Petroleum Holdings, Inc.

THOMAS H. CRUIKSHANK, AGE 64

     Director since 1990. Mr. Cruikshank was Chairman of the Board and Chief Executive Officer of Halliburton Company, a diversified oil field services, engineering and construction company, until his retirement in 1995. He was an executive of Halliburton for more than five years. Mr. Cruikshank is also a director of The Goodyear Tire & Rubber Company and Central and Southwest Corporation.

PATRICIA L. HIGGINS, AGE 46

     Director since 1995. Ms. Higgins is President, Worldwide Communications Market Sector Group of Unisys Corporation, an information management company applying information services and technology expertise for business and government, and has been since 1995. She was a Group Vice President of NYNEX from 1991 to 1994 and was employed by AT&T in various management-level positions from 1977 to 1991. Ms. Higgins is also a director of Fleet Bank.

GORDON R. PARKER, AGE 60

     Director since 1987. Mr. Parker was Chairman of the Board of Newmont Mining Corporation, a company engaged in the exploration for, and the operation and management of, precious metal properties, until his retirement in 1994. He was an executive of Newmont for more than five years. Mr. Parker is also a director of Caterpillar Inc. and Phelps Dodge Corporation.

JOSEPH H. WILLIAMS, AGE 62

     Director since 1969. Mr. Williams is engaged in personal investments. He was Chairman of the Board and Chief Executive Officer of the Company prior to his retirement in 1994. He was an executive of the Company for more than five years. Mr. Williams is also a director of The Prudential Life Insurance Company of America.
                             ---------------------

COMMITTEES, MEETINGS AND DIRECTOR COMPENSATION

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. However, the Board is not involved in the day-to-day operations of the Company. The Board is kept informed of the Company's business through discussions with the Chief Executive Officer and other officers, by reviewing analyses and reports provided to them on a regular basis and by participating in Board and Committee meetings.

     The Board of Directors held 11 meetings during 1995. No director attended less than 75 percent of the Board and Committee meetings. The Board has established standing committees to consider designated matters. The Committees of the Board are Executive, Audit, Nominating and Compensation. In accordance with the By-laws of the Company, the Board of Directors annually elects from its members the members and chairman of each committee.

     Executive Committee. Members: Keith E. Bailey, Chairman, Glenn A. Cox, Robert J. LaFortune, James C. Lewis, Peter C. Meinig and Joseph H. Williams.

     The Executive Committee is authorized to act for the Board of Directors in the management of the business and affairs of the Company, except as such authority may be limited from time to time by the laws of the State of Delaware. The Executive Committee met two times in 1995.

     Audit Committee. Members: Robert J. LaFortune, Chairman, Ervin S. Duggan, Patricia L. Higgins, James C. Lewis, James A. McClure, Peter C. Meinig and Kay
A. Orr.

     The Audit Committee is composed of nonemployee directors. The Audit Committee annually considers the qualifications of the independent auditor of the Company and makes recommendations to the Board on the engagement of the independent auditor. The Audit Committee meets on a scheduled basis with representatives of the independent auditor and is available to meet at the request of the independent auditor. During meetings, the Audit Committee receives reports regarding the Company's books of accounts, accounting procedures, financial statements, audit policies and procedures and other matters within the scope of the Committee's duties. It reviews the plans for and results of audits of the Company and its subsidiaries. It reviews and approves the independence of the independent auditor. It considers and authorizes the fees for both audit and nonaudit services of the independent auditor, and the Committee or its Chairman must authorize in advance any nonaudit services in excess of $50,000.

     The Audit Committee also meets with representatives of the Company's Audit Services Department. It reviews the results of the internal audits, compliance with the Company's written policies and procedures and the adequacy of the Company's system of internal accounting and management controls. It meets with the financial and accounting officers of the Company and the executive officers of subsidiary companies to review various aspects of their operations. During 1995, the Audit Committee met five times.

     Nominating Committee. Members: Harold W. Andersen, Chairman, Ralph E. Bailey, Thomas H. Cruikshank, Jack A. MacAllister, James A. McClure, Kay A. Orr, Gordon R. Parker and Joseph H. Williams.

     The Nominating Committee is composed of nonemployee directors. The Nominating Committee is responsible for recommending candidates to fill vacancies on the Board as such vacancies occur, as well as the slate of nominees for election as directors by the stockholders at each Annual Meeting of Stockholders. Additionally, the Committee recommends to the Board the individual to be the Chairman of the Board and Chief Executive Officer. During 1995, the Nominating Committee met four times.

     Qualifications considered by the Nominating Committee for director candidates include an attained position of leadership in the candidate's field of endeavor, business and financial experience, demonstrated exercise of sound business judgment, expertise relevant to the Company's lines of business and the ability to serve the interests of all stockholders. The Committee will consider director candidates submitted to it by other directors, employees and stockholders. As a requisite to consideration, each recommendation must be accompanied by biographical material on the proposed candidate, as well as an indication that the proposed candidate would be willing to serve as a director if elected. Recommendations with supporting material may be sent to the attention of the Corporate Secretary.

     Compensation Committee. Members: Thomas H. Cruikshank, Chairman, Ralph E. Bailey, Glenn A. Cox, Ervin S. Duggan, Jack A. MacAllister and Gordon R. Parker.

     The members of the Compensation Committee are nonemployee directors and are ineligible to participate in any of the plans or programs which are administered by the Committee. The Compensation Committee approves the standard for setting salary ranges for executive officers of the Company, reviews and approves the salary budgets for all other officers of the Company and of each subsidiary and specifically reviews and approves the compensation of the senior executives of the Company. It reviews action taken by management in accordance with the salary guidelines for executives and establishes the performance objectives for variable compensation for executives. It also approves stock option grants for the executive officers named herein. See the "Compensation Committee Report on Executive Compensation" elsewhere herein. During 1995, the Compensation Committee met five times.

     Compensation of Directors. Employee directors receive no additional compensation for service on the Board of Directors or Committees of the Board. Directors who are not employees currently receive an annual retainer of $24,000 and a Committee retainer (with the exception of the Executive Committee) of $4,000 for each Committee assignment held, and an additional fee for attending Board and Committee meetings (with the exception of Executive Committee meetings) of $1,000 and $500, respectively. Members of the Executive Committee do not receive an annual retainer but do receive a $750 meeting fee. Chairmen of the Audit, Nominating and Compensation Committees are paid an additional annual fee of $2,500.

     Under the terms of a Plan for Election to Defer Director Fees, a director may defer all or part of such fees to any subsequent year or until such individual ceases to be a director. Interest on deferred amounts accrues monthly at prime interest rates. Five directors elected to defer fees under this plan in 1995.

     Under the Company's 1988 Stock Option Plan for Non-Employee Directors, all nonemployee directors receive an annual stock option grant of 2,000 shares of the Company's Common Stock. The options vest after six months. The exercise price is equal to the market value of the stock on the date of grant as defined by the Plan.

     The Board has adopted, subject to stockholder approval at the Annual Meeting, the 1996 Stock Plan for Non-Employee Directors. See "SUMMARY OF THE 1996 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS." If approved, the new plan will continue to provide annual grants of options to purchase 2,000 shares of Common Stock. In addition, the new plan will provide for an annual grant of 250 shares of Common Stock and elective deferrals of cash fees in the form of Common Stock or deferred stock. If approved, the Board intends to reduce the amount of the annual cash retainer from $24,000 to $12,000.

     All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or any Committee or otherwise by reason of their being a director.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for the three fiscal years ended December 31, 1995:

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL                                                              ALL OTHER
                                             COMPENSATION                    LONG-TERM COMPENSATION              COMPENSATION(1)
                                       -------------------------     ---------------------------------------     ---------------
                                                                              AWARDS               PAYOUTS
                                                                     ------------------------     ----------
                                                                      RESTRICTED
                                                                        STOCK
    NAME AND PRINCIPAL                                 BONUS         AWARDS(2)(3)      STOCK         LTIP
         POSITION             YEAR      SALARY      (YR. EARNED)     (YR. EARNED)     OPTIONS     PAYOUTS(4)
---------------------------   ----     --------     ------------     ------------     -------     ----------
Keith E. Bailey               1995     $572,000       $250,000        $  573,950(5)   50,000       $      0          $13,740
  Chairman, President and     1994      550,000              0         1,202,750(5)   50,000              0           13,500
  Chief Executive Officer     1993      450,000        283,500           303,750      40,000       $573,375           17,961
Brian E. O'Neill              1995     $313,600       $239,640        $   70,560      15,000              0          $58,483(6)
  President,                  1994      304,600        109,000            82,000      16,600              0           58,243(6)
  Williams' Interstate        1993      267,250         96,210           108,236      16,600              0           60,345(6)
  Natural Gas Pipelines
Lloyd A. Hightower            1995     $291,600       $167,880        $   50,520      15,000              0          $13,740
  President, Williams         1994      271,600         70,200            90,000      16,600              0           13,500
  Field Services Group        1993      215,748         81,599            86,513      14,934       $ 41,700           17,961
Stephen L. Cropper            1995     $290,000       $194,516        $   51,221      25,000              0          $13,740
  President, Williams Pipe    1994      271,600         80,500            81,000      16,600              0           13,500
  Line, Williams Energy       1993      220,212         96,893           109,005      16,600       $312,750           17,961
  Services and Williams
  Energy Ventures
John C. Bumgarner, Jr.        1995     $279,450       $246,712        $  312,876(7)   25,000              0          $13,740
  Senior Vice President,      1994      266,450        110,000            53,000      15,000              0           13,500
  Corporate Development &
    Planning                  1993      234,900        123,323           105,705      14,200       $208,500           17,961

---------------

(1) Consists of contributions made by the Company to the Investment Plus Plan, a defined contribution plan, on behalf of each of the named executive officers and allocations made by the Company to the accounts of the named executive officers under the Bonus Employee Stock Ownership Plan, except as noted in
    Note 6.

(2) Awards reported in this column include the dollar value of awards converted to deferred stock (restricted stock in the case of Mr. Bailey for 1994 and 1995 and restricted stock and deferred stock in the case of Mr. Bumgarner for 1995) under the terms of the Company's 1990 Stock Plan. Awards converted to deferred stock are done so based on the 52-week average stock price for the award year. Receipt of deferred stock is deferred for three years. The restrictions on the restricted stock awards to Mr. Bailey will lapse in one-third increments in 2002, 2003 and 2004.

(3) The total number of restricted shares held and the aggregate market value at December 31, 1995, were as follows: Mr. Bailey, 87,000 shares valued at $3,817,125 and Mr. Bumgarner, 10,000 shares valued at $438,750. Dividends are paid on the restricted shares and dividend equivalents are paid on deferred stock at the same time and at the same rate as dividends paid to stockholders generally. The total number of shares of deferred stock held and the aggregate market value at December 31, 1995, were as follows: Mr. Bailey, 23,776 shares valued at $1,043,172; Mr. O'Neill, 18,190 shares valued at $798,086; Mr. Hightower, 10,225 shares valued at $448,622; Mr. Cropper, 7,174 shares valued at $314,759; and Mr. Bumgarner, 13,714 shares valued at $601,702. Aggregate market value was calculated using $43.875 per share, the closing price of the Company's Common Stock reported in the table entitled "New

    York Stock Exchange Composite Transactions" contained in The Wall Street Journal for December 29, 1995.

(4) The amounts shown represent payment of long-term awards made in 1990 and valued at $26.0625 per share, the average of the high and low prices of the Company's Common Stock reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal for December 13, 1993, the date of payment.

(5) Represents 25,000 shares of restricted stock valued at the market price on date of grant ($26) awarded in January 1994, 22,000 shares of restricted stock valued at December 31, 1994 ($25.125) awarded in 1995 as 1994 incentive compensation and 13,100 shares of restricted stock valued at December 31, 1995 ($43.813) awarded in 1996 as 1995 incentive compensation instead of the cash and deferred stock incentive compensation received by other executive officers.

(6) Includes an annual payment of $44,742 from Transcontinental Gas Pipe Line Corporation, a subsidiary of the Company, under the terms of a separation of employment agreement between Mr. O'Neill and Transco Energy Company, dated November 24, 1987.

(7) Includes 10,000 shares of restricted stock valued at the market price on date of grant ($25) and awarded as a special bonus in 1995. The restrictions on Mr. Bumgarner's restricted stock lapse three years from date of grant.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain information concerning the grant of stock options during the last completed fiscal year to the named executive officers:

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                     POTENTIAL REALIZABLE VALUE
                                                                                                     AT ASSUMED ANNUAL RATES OF
                                                                                                      STOCK PRICE APPRECIATION
                                                   INDIVIDUAL GRANTS(1)                                  FOR OPTION TERM(2)
                              ---------------------------------------------------------------      ------------------------------
                              NUMBER OF      PERCENT OF
                              SECURITIES    TOTAL OPTIONS     EXERCISE
                              UNDERLYING     GRANTED TO        OR BASE
                               OPTIONS      EMPLOYEES IN        PRICE          EXPIRATION
           NAME                GRANTED       FISCAL YEAR     (PER SHARE)          DATE                 5%                 10%
---------------------------   ----------    -------------    -----------    -----------------      ----------          ----------
Keith E. Bailey                  16,666           0.49%        $30.00           03/16/05           $  314,987          $  794,968
                                 16,667           0.49          34.00           07/22/05              357,007             901,018
                                 16,667           0.49          40.00           11/16/05              420,008           1,060,021
                                 ------           ----                                             ----------          ----------
                                 50,000           1.47%                                            $1,092,002          $2,756,007
                                 ======           ====                                             ==========          ==========
Brian E. O'Neill                  5,000           0.15%        $30.00           03/16/05           $   94,500          $  238,500
                                  5,000           0.15          34.00           07/22/05              107,100             270,300
                                  5,000           0.15          40.00           11/16/05              126,000             318,000
                                 ------           ----                                             ----------          ----------
                                 15,000           0.45%                                            $  327,600          $  826,800
                                 ======           ====                                             ==========          ==========
Lloyd A. Hightower                5,000           0.15%        $30.00           03/16/05           $   94,500          $  238,500
                                  5,000           0.15          34.00           07/22/05              107,100             270,300
                                  5,000           0.15          40.00           11/16/05              126,000             318,000
                                 ------           ----                                             ----------          ----------
                                 15,000           0.45%                                            $  327,600          $  826,800
                                 ======           ====                                             ==========          ==========
Stephen L. Cropper                8,333           0.25%        $30.00           03/16/05           $  157,494          $  397,484
                                  8,333           0.25          34.00           07/22/05              178,493             450,482
                                  8,334           0.25          40.00           11/16/05              210,017             530,042
                                 ------           ----                                             ----------          ----------
                                 25,000           0.75%                                            $  546,004          $1,378,008
                                 ======           ====                                             ==========          ==========
John C. Bumgarner, Jr.            8,333           0.25%        $30.00           03/16/05           $  157,494          $  397,484
                                  8,333           0.25          34.00           07/22/05              178,493             450,482
                                  8,334           0.25          40.00           11/16/05              210,017             530,042
                                 ------           ----                                             ----------          ----------
                                 25,000           0.75%                                            $  546,004          $1,378,008
                                 ======           ====                                             ==========          ==========

---------------

(1) Options granted in 1995 to the named executive officers became exercisable in November 1995 due to a provision allowing for accelerated vesting when the Common Stock price reached 1.61 times the average stock price on the first business day of January in the award year, for five out of ten consecutive business days. Otherwise, the stock options would have vested 50 percent on January 20, 1998, and 50 percent on January 20, 1999, subject to accelerated vesting in certain circumstances. The options generally have a term of ten years, subject to earlier expiration following certain terminations of the executive officers' employment. The options permit the executive officers to elect cashless withholding of option shares to pay taxes in certain circumstances. The Company granted these options under its 1990 Stock Plan.

(2) The dollar amounts shown result from calculations using 5 percent and 10 percent appreciation rates set by the Securities and Exchange Commission, compounded annually and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides certain information on stock option exercises in 1995 by the named executive officers and the value of such officers' unexercised options at December 31, 1995:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                     NUMBER OF SECURITIES           VALUE OF UNEXERCISED,
                                                                    UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                                                  OPTIONS AT FISCAL YEAR-END        AT FISCAL YEAR-END(1)
                                  SHARES ACQUIRED     VALUE      ----------------------------    ----------------------------
             NAME                   ON EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------   ---------------    --------    -----------    -------------    -----------    -------------
Keith E. Bailey................        12,800        $256,000      255,531          46.669       $5,761,810       $ 787,533
Brian E. O'Neill...............             0               0      122,998          16,602        2,962,209         282,000
Lloyd A. Hightower.............             0               0       42,619          16,047          742,977         269,859
Stephen L. Cropper.............             0               0      109,376          16,602        2,354,024         288,000
John C. Bumgarner, Jr..........             0               0       42,621          14,736          582,606         249,892

---------------

(1) Based on the closing price of the Company's Common Stock reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal for December 29, 1995 ($43.875), less the exercise price. The values shown reflect the value of options accumulated over periods of up to ten years. Such values had not been realized at that date and may not be realized. In the event the options are exercised, their value will depend upon the value of the Company's Common Stock on the date of exercise.

RETIREMENT PLAN

     The Company's Pension Plan is a noncontributory, tax-qualified defined benefit plan subject to the Employee Retirement Income Security Act of 1974. The Pension Plan generally includes salaried employees of the Company who have completed one year of service. Except as noted below, executive officers of the Company participate in the Pension Plan on the same terms as other full-time employees.

     The normal retirement benefit is a monthly annuity determined by averaging compensation during the four calendar years of employment with the highest average monthly compensation within the ten calendar years preceding retirement. Covered compensation includes amounts in the Bonus and Restricted Stock Awards columns of the Summary Compensation Table (as to deferred stock only and restricted stock in the case of Mr. Bailey). Normal retirement age is 65. Early retirement may be taken with reduced benefits beginning as early as age 55. At retirement, employees are entitled to receive a single-life annuity or one of several optional forms of settlement having an equivalent actuarial value to the single-life annuity.

     The Internal Revenue Code of 1986, as amended (the "Code"), currently limits the pension benefits which can be paid from a tax-qualified defined benefit plan, such as the Pension Plan, to highly compensated individuals. These limits prevent such individuals from receiving the full pension benefit based on the same formula as is applicable to other employees. As a result, the Company has adopted an unfunded Supplemental Retirement Plan to provide a supplemental retirement benefit equal to the amount of such reduction to every employee whose benefit payable under the Pension Plan is reduced by Code limitations, including the executive officers named in the Summary Compensation Table.

     The following schedule illustrates projected annual retirement benefits based on the formula in effect for service after January 1, 1987, payable under both the tax-qualified and the supplemental retirement plans based on various levels of final average annual remuneration and years of service. The benefits are not subject to deduction for any offset amounts:

                               PENSION PLAN TABLE

                                                            YEARS OF SERVICE
                                          ----------------------------------------------------
                REMUNERATION                 15         20         25         30         35
    ------------------------------------  --------   --------   --------   --------   --------
    $  400,000..........................  $109,138   $145,518   $181,897   $218,277   $254,656
       600,000..........................   164,638    219,518    274,397    329,277    384,156
       800,000..........................   220,138    293,518    366,897    440,277    513,656
     1,000,000..........................   275,638    367,518    459,397    551,277    643,156
     1,200,000..........................   331,138    441,518    551,897    662,277    772,656
     1,400,000..........................   386,638    515,518    644,397    773,277    902,156

     As of December 31, 1995, the years of credited service under the Pension Plan for the executive officers named in the Summary Compensation Table were:
Mr. Bailey, 22; Mr. O'Neill, 8; Mr. Hightower, 22; Mr. Cropper, 21; and Mr. Bumgarner, 19.

EMPLOYMENT AGREEMENTS

     As authorized by the Board of Directors, the Company has separate employment agreements with certain of the executive officers named in the Summary Compensation Table and certain other individuals. Each agreement is for a term of thirty months, renewing monthly on an "evergreen" basis unless terminated under various termination options.

     The agreements provide that if the Company terminates the agreement, other than for cause, as defined, for disability, as defined, or on less than thirty months' notice or the executive terminates the agreement for breach by the Company, including good reason, as defined, then, subject to the duty to mitigate, the executive shall be entitled to receive damages for breach of the agreement, consisting of (i) a cash payment equal to the executive's compensation, including incentive compensation, that would have been paid during the thirty-month notice period, assuming certain increases; (ii) an increase in the executive's retirement benefits based upon an additional five years of age and credited service; (iii) continuation of the executive's participation in insurance and other fringe benefit plans of the Company, or the provision of equivalent benefits, for a period of five years; and (iv) payment of an amount equal to nonvested contributions to certain other benefit plans of the Company. The Company does not believe that any of such payments would constitute "parachute payments" as defined in Section 280G of the Code and, therefore, would not be subject to the excise tax imposed under the Code. However, in the event the payments are determined to be subject to such tax, the agreements provide that the Company will pay an additional cash amount sufficient to pay such tax.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of independent outside directors. The Committee is responsible for overseeing and administering the Company's executive compensation program.

COMPENSATION POLICY

     The executive compensation program of the Company is designed to serve the interests of the Company and its stockholders by aligning executive compensation with stockholder objectives and to encourage and reward management initiatives and performance. Specifically, the executive compensation program seeks to:

          (i) implement compensation practices which allow the Company to attract and retain qualified executives and maintain a competitive position in the executive marketplace with employers of comparable size and in similar lines of business;

          (ii) enhance the compensation potential of executives who are in the best position to contribute to the growth and success of the Company by providing flexibility to compensate individual performance; and

          (iii) directly align the interests of executives with the interests of stockholders through compensation opportunities in the form of ownership of Common Stock or Common Stock equivalents.

     These objectives are met through a program comprised of base salary; annual cash bonus and deferred stock opportunities directly tied to individual and operating performance; and long-term incentive opportunities primarily in the form of stock options and the selective use of restricted stock. Compensation decisions under the executive compensation program with respect to those executives named in the Summary Compensation Table are made by the Committee.

COMPENSATION PROGRAM

     Base Salary. Base salary ranges for the Company's executive officers, including those named in the Summary Compensation Table, are targeted at the 50th percentile of salary survey results. For this purpose, the Company compares itself to a group of natural gas transmission companies which are basically the same companies utilized by Standard & Poor's for the S&P Natural Gas Index used by the Company in the performance graph appearing elsewhere herein. In addition, general compensation survey information supplied by nationally known compensation consulting firms and other information concerning overall compensation levels and structure and levels of stock option awards, such as compensation and stock option award information disclosed in proxy statements of other companies, are used by the Committee in making compensation decisions. While the Committee did not retain a compensation consulting firm for specific advice on base salary recommendations, the Committee had available to it survey results from such sources. On average, the Company's executive officers are at salary levels equal to the midpoints in their respective salary ranges.

     The Committee considers base salary adjustments for each of the Company's executive officers annually. The Committee also approves annually a merit increase budget for all officers. For 1995, the merit increase budget approved was 4.0 percent. This target was arrived at after a review of survey data. Within this framework, base salary increases for the Company's executive officers ranged from 3.0 to 4.9 percent, excluding adjustment increases. The average 1995 merit increase for such officers was 4.0 percent and was equal to the average merit increases for all salaried employees in 1995. Specific increases for individual executive officers involve consideration of certain subjective factors, principally the performance of such executive over the prior compensation period.

     Cash Bonus and Deferred Stock. The bonus arrangement for Mr. Bailey is discussed elsewhere herein. The other executive officers of the Company are eligible each year for cash bonuses and deferred stock awards. Each executive officer has a target opportunity which is a percentage of base salary that can be earned if the stretch performance targets are met. The target opportunity percentages vary by level of management. The percentages of base salary used for this purpose range from 10 percent for manager level participants to 75 percent for executive officers. The four components of the award formula are personal performance, performance to plan, performance to peers and shareholder return. Awards are earned based on the extent to which preestablished performance targets are achieved in each area. Each component is weighted, with the sum of the weights for the four components totaling one. The components are weighted differently for each level of management depending on the Committee's subjective judgment as to the particular level of management's ability to influence the achievement of performance targets for a given award component. An executive officer's award for a given year is the sum of the product of (i) the percentage actual performance bears to targeted performance (the "performance factor"); (ii) the applicable weight of the component; (iii) the target opportunity percentage; and (iv) the participant's base salary, for each of the four components.

     The performance targets for the performance to plan and performance to peers components are set by the Committee at a threshold, plan and stretch level in January of each year. The plan level represents the projected level of performance for the plan year as submitted by the respective business units and as approved by the Board in January of the plan year. Threshold and stretch targets represent the Committee's subjective assessment of performance below which there should be no bonus (the threshold target) and performance at which the full bonus potential should be paid (the stretch target). If performance is at plan level, the performance factor used to calculate the award is normally 50 percent. Performance at levels above or below plan results in awards representing a linear increase/decrease from plan to stretch and from plan to threshold target levels depending upon where actual performance falls. Where results exceed the stretch target, the performance factor applied is within the sole discretion of the Committee, although, except in unusual circumstances, the performance factor may not exceed 100 percent of the award potential. Except in unusual circumstances, there are no awards for performance below the threshold level.

     The personal performance assessment for each executive officer is based on a subjective analysis of the individual's performance with consideration given to such factors as significant business decisions, innovative achievements and timely completion of projects within budgeted ranges, among other things. The performance to plan performance factor for 1995 was tied to net income attributable to Common Stock for the Company's executives and operating profit or net income before tax of the individual operating companies for executives in these units. The performance to peers performance factor was tied to return on equity for the Company's executives and either operating company operating profit, return on equity or return on assets, or consolidated return on equity, for executives in these units. Shareholder return performance was determined by the Committee based on the change in value of the Company's Common Stock as compared to return averages of the S&P 500 and S&P Natural Gas companies. The Committee retains the discretion to adjust reported performance to allow for extraordinary, nonrecurring factors.

     Once the award is determined for each executive officer as described above, 70 percent of the award is paid in cash and 30 percent is deferred and paid in stock. The 30 percent mandatory deferred portion vests three years from the award date. Executive officers have the option to defer all or a portion of the cash award. Participants who elect to defer all or a portion of the cash award can defer for up to five years from the award date. Deferred stock cannot be sold or otherwise disposed of until the applicable deferral period lapses. The value of the deferred award is at risk during the deferral period since the value is tied to the stock price.

     Long-term Compensation. The Company's 1990 Stock Plan, approved by the stockholders in 1990, permits the Committee to grant different types of stock-based awards, including deferred stock discussed above. The 1990 Stock Plan provides for stock option awards giving executives the right to purchase Common Stock over a ten-year period at the market value per share of the Company's Common Stock, as defined by the 1990 Stock Plan, as of the date the option is granted. The stock option program was revised in 1995 with 1995 awards vesting 50 percent on January 20, 1998, and 50 percent on January 20, 1999, with a provision for accelerated vesting before such dates if the Common Stock price reaches 1.61 times the average stock price on the first business day of January in the award year, for five out of ten consecutive business days. Vesting of the options granted in 1995 accelerated under this formula in November 1995. The Committee's objective with respect to stock option awards is to provide a long-term component to overall compensation which aligns the interests of executives with the interests of stockholders through stock ownership. Compensation opportunities in the form of stock options serve this purpose.

     The Committee has established stock option award targets for each level of management participating in the stock option program. The target levels for annual stock option grants have been established based on competitive market practices and range from 50,000 shares for the Chairman, President and Chief Executive Officer to 1,500 shares for manager level employees. In making decisions on stock option awards, the Committee has available to it information on previous stock option awards granted to executive officers. Stock option awards are not tied to preestablished performance targets.

     The 1990 Stock Plan also provides for the issuance of restricted stock, which the executive cannot sell or otherwise dispose of until the applicable restriction period lapses. Restricted stock is normally forfeited if the executive terminates employment for any reason other than retirement, disability or death prior to the lapsing of applicable restrictions. The Committee uses restricted stock awards primarily to provide, on a selective basis, a vehicle for tying an element of compensation to the executive's willingness to remain with the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The full Board meets in executive session in November of each year to review Mr. Bailey's performance. The session is conducted without Mr. Bailey present, and the meeting is chaired by the Chairman of the Compensation Committee. The results of this performance review, which are shared with Mr. Bailey, are used by the Compensation Committee in making its review of Mr. Bailey's performance for compensation purposes.

     The Committee approved a merit increase for Mr. Bailey in 1995 of 4 percent. The recommendation was based primarily on a subjective evaluation of Mr. Bailey's performance in 1994, consideration of other actions taken as described below and a review of market survey data. Mr. Bailey's 1995 base salary, $572,000, was at the low end of the range of salary survey results.

     As previously mentioned, a special incentive compensation program has been designed for Mr. Bailey. As a result, Mr. Bailey does not participate in the cash bonus and deferred stock programs applicable to other executive officers previously described. In order to weight Mr. Bailey's base compensation more heavily in the form of stock, the incentive compensation program approved for him pays out entirely in restricted stock to the extent earned. The maximum award potential under the program is equal to 100 percent of base salary. The award earned in 1995 and paid in January 1996 was 13,100 shares of restricted stock determined by giving consideration to three equally weighted performance components. This award represents 100 percent of the award potential based on the achievement of targeted performance relative to net income attributable to Common Stock and stock performance compared to the stock performance of a peer group. The third component was a subjective evaluation of performance. The restricted stock vests in one-third annual installments beginning in 2002. The restricted stock is forfeited to the extent Mr. Bailey terminates employment prior to the lapse of the respective restriction periods whether due to resignation, voluntary retirement without prior Board consent or termination for cause.

     In 1995, Mr. Bailey was primarily responsible for a substantial reshaping of the Company. More than $6.5 billion in acquisitions and dispositions were completed resulting in the size of the Company doubling. Also in 1995, the Company's stock appreciated approximately 75 percent and market capitalization doubled. Even in a year when the stock market reached record highs, these are extraordinary accomplishments justifying, in the judgment of the Committee, a special bonus in recognition of these achievements. Accordingly, for Mr. Bailey's outstanding performance in 1995, the Committee awarded him a one-time $250,000 cash bonus.

     A stock option grant of 50,000 shares was also approved for Mr. Bailey in 1995. This award represents 100 percent of the target for stock option awards previously established by the Committee for the Chairman, President and Chief Executive Officer position. The specific award, relative to the target, was based on a subjective analysis of Mr. Bailey's performance.

OTHER MATTERS

     Section 162(m) of the Code places a $1 million per person limitation on the tax deduction the Company may take for compensation paid to its Chief Executive Officer and its four other highest paid executive officers, except compensation which constitutes performance-based compensation as defined by the Code is not subject to the $1 million limit. The Committee believes that no compensation otherwise deductible for 1995 was subject to this deductibility limit. The Committee generally intends to grant awards under the proposed 1996 Stock Plan consistent with the terms of Section 162(m) so that such awards will not be subject to the $1 million limit. In other respects, the Committee expects to take actions in the future that may be necessary to preserve the deductibility of executive compensation to the extent reasonably practicable and consistent with other objectives of the Company's compensation program. In doing so, the Committee may utilize alternatives such as deferring compensation to qualify compensation for deductibility and may rely on grandfathering provisions with respect to existing compensation commitments. If any executive compensation exceeds this limitation, it is expected that such cases will represent isolated, nonrecurring situations arising from special circumstances.

                                            The Compensation Committee

                                              Thomas H. Cruikshank, Chairman
                                              Ralph E. Bailey
                                              Glenn A. Cox
                                              Ervin S. Duggan
                                              Jack A. MacAllister
                                              Gordon R. Parker

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the Company's cumulative total stockholder return on its Common Stock with the cumulative total return of the S&P Corporate-500 Stock Index and the S&P Natural Gas Index for the period of five fiscal years commencing January 1, 1991:


                                   [GRAPH]


                                 The Williams
      Measurement Period          Companies,                      S&P Natural
    (Fiscal Year Covered)            Inc.           S&P 500           Gas
1/1/91                              100.00          100.00          100.00
12/31/91                            154.61          130.47           86.93
12/31/92                            165.29          140.41           96.03
12/31/93                            211.48          154.56          114.02
12/31/94                            224.64          156.60          108.77
12/31/95                            404.62          215.45          153.85

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 22, 1996, the amount of the Company's Common Stock beneficially owned by each of its directors, each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group who were serving in such capacities at such date.

                                                            AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                          ----------------------------------------------
                                                             SOLE        OPTIONS
                                                          VOTING AND   EXERCISABLE     OTHER     PERCENT
                                                          INVESTMENT     WITHIN      BENEFICIAL    OF
              NAME OF INDIVIDUAL OR GROUP                   POWER        60 DAYS     OWNERSHIP    CLASS
--------------------------------------------------------  ----------   -----------   ---------   -------
Keith E. Bailey.........................................    213,357      285,532          580        *
John C. Bumgarner, Jr...................................    182,095       53,356           --        *
Glenn A. Cox............................................      2,000        7,334           --        *
Stephen L. Cropper......................................     25,036      120,443           --        *
Thomas H. Cruikshank....................................        600       12,000           --        *
Ervin S. Duggan.........................................         --        3,334           --        *
Patricia L. Higgins.....................................         --        4,459           --        *
Lloyd A. Hightower......................................     78,147       53,131           --        *
Robert J. LaFortune.....................................        400       10,000       10,000        *
James C. Lewis..........................................      4,000       16,000           --        *
Jack A. MacAllister.....................................      4,334        2,000           --        *
James A. McClure........................................        320       10,000           --        *
Peter C. Meinig.........................................      1,000        5,334        2,150        *
Brian E. O'Neill........................................     31,048       59,265           --        *
Kay A. Orr..............................................      1,000       10,000           --        *
Gordon R. Parker........................................      2,000       16,000           --        *
Joseph H. Williams......................................    191,922        3,334        8,200        *
All directors and executive officers as a group (23
  persons)..............................................    858,439      945,045       21,548      1.7%

---------------

* Less than 1 percent.

     No director or officer of the Company owns beneficially any securities of the Company's subsidiaries other than directors' qualifying shares. "Other Beneficial Ownership" represents shares held in trust over which the respective individuals have voting and investment power.

                         SUMMARY OF THE 1996 STOCK PLAN

INTRODUCTION

     On January 21, 1996, the Board of Directors of the Company adopted the 1996 Stock Plan (the "Plan"), subject to stockholder approval. The Plan, if approved by the stockholders, will replace the Company's existing 1990 Stock Plan, and no further awards will be made under such plan. The Plan provides for awards to officers of the Company and others who are deemed by the Company to be "insiders" for purposes of Section 16 of the Securities Exchange Act of 1934. Eighteen individuals are currently eligible for consideration as participants in the Plan. The purpose of the Plan is to promote the long-term interests of the Company by providing a means of attracting and retaining key employees, rewarding superior performance and increasing participants' proprietary interest in the Company. The Plan is substantially the same as the 1990 Stock Plan except that certain changes have been made to address developments in the law since the 1990 Stock Plan was adopted by the stockholders of the Company.

     Stockholders are being asked to approve the Plan, including certain material terms of performance goals for those awards that are intended to be performance-based. This approval is necessary, among other reasons, to ensure that compensation earned by and paid to certain executive officers of the Company pursuant to fair market value stock options and SARs and performance-based awards granted under the Plan will be fully deductible by the Company for federal income tax purposes under Code Section 162(m). See "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

     A full copy of the Plan is attached as Exhibit A to the Proxy Statement. The material features of the Plan are summarized below and such summary is qualified in its entirety by reference to the Plan.

SUMMARY OF AWARDS UNDER THE PLAN

     General. Under the terms of the Plan, 2,000,000 shares of the Common Stock of the Company will be available for issuance under the Plan. In addition, any shares currently available or which become available under the 1990 Stock Plan (estimated to be approximately 600,000) will be available for issuance under the Plan. The Plan limits the number of shares that may be issued as awards other than options or stock appreciation rights to 25 percent of the total available and also limits grants to any individual participant in any calendar year to awards relating to no more than 150,000 shares. The stock issuable under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by the Company for purposes of the Plan. If any shares subject to any award are forfeited or payment is made in a form other than shares or the award otherwise terminates without payment being made, the shares subject to such awards will again be available for issuance under the Plan. In addition, shares withheld or surrendered in payment of the exercise price for stock options or withheld for taxes upon the exercise or settlement of an award, will not be treated as issued for purposes of the Plan. As of March 22, 1996, a total of 8,966,817 shares were subject to options or other awards or available for grants under all other plans covering employees of the Company. While the level of awards under the Plan are not now determinable, if performance objectives established for 1996 are achieved, payments in 1996 under the Plan are expected to be generally as reported in the Summary Compensation Table for 1995 under the 1990 Stock Plan. At March 22, 1996, the last reported sale price of the Company's Common Stock as a New York Stock Exchange Composite transaction was $49.50 per share.

     The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), none of the members of which are eligible for awards under the Plan. The Committee is authorized to designate participants, determine the types and number of awards to be granted, set the terms, conditions and provisions of awards, cancel or suspend awards, prescribe forms of award agreements, interpret the Plan, establish, amend and rescind rules and regulations relating to the Plan and make all other determinations which may be necessary or advisable for the administration of the Plan.

     The Plan permits the granting of any or all of the following types of awards: (i) stock options including incentive stock options ("ISOs"); (ii) stock appreciation rights ("SARs"); (iii) restricted stock; (iv) deferred stock; (v) dividend equivalents; and (vi) other awards valued in whole or in part by reference to or otherwise based on the stock or other securities of the Company. Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan or other plan of the Company.

     Stock Options and SARs. The Committee is authorized to grant to participants stock options, including ISOs and SARs, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the grant price of the option or SAR. The purchase price per share of stock subject to a stock option and the grant price of an SAR is determined by the Committee but may not be less than the fair market value of the stock on the date of grant as defined by the Plan. The term of each option or SAR is fixed by the Committee, except the term of ISOs and SARs in tandem with ISOs is limited to ten years. Such awards are exercisable in whole or in part at such time or times as determined by the Committee. Options may be exercised by payment of the purchase price in cash, stock, other outstanding awards or as the Committee determines. Methods of exercise and settlement and other terms of the SARs will be determined by the Committee.

     Restricted and Deferred Stock. The Committee may award restricted stock consisting of shares which may not be disposed of by participants until certain restrictions established by the Committee lapse. Generally, such restrictions must be for a period of not less than one year if the grant was conditioned upon achievement of performance objectives and three years in other cases. A participant receiving restricted stock will have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends unless the Committee otherwise determines. The Committee may also make deferred stock awards, generally consisting of a right to receive shares at the end of specified deferral periods. Awards of deferred stock are subject to such limitations as the Committee may impose, which limitations may lapse at the end of the deferral period, in installments or otherwise. Deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership. Upon termination of employment during the restriction or deferral period, restricted or deferred stock will be forfeited subject to such exceptions, if any, as are authorized by the Committee.

     Dividend Equivalents. The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents. Dividend equivalents may be paid directly to participants or may be reinvested under the Plan.

     Other Stock-Based Awards. In order to enable the Company to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on securities of the Company. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as purchase rights (which consideration generally may not be less than the fair market value of a share on the date the purchase right is granted).

     Performance-Based Awards. The Committee may require satisfaction of preestablished performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or settleable under the Plan, or as a condition to accelerating the timing of such events. If so determined by the Committee, in order to avoid the limitations of Code Section 162(m), the business criteria used by the Committee in establishing performance goals applicable to awards to the Chief Executive Officer and the four most highly compensated executive officers will be selected exclusively from among the following: (i) annual net income to Common Stock; (ii) operating profit; (iii) annual return on capital or equity; (iv) annual earnings per share; (v) annual cash flow provided by operations; (vi) changes in annual revenues; and (vii) strategic business criteria, consisting of specified revenue, market penetration, geographic business expansion goals, cost targets and goals relating to acquisitions or divestitures.

     Payment and Deferral of Awards. Awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish. The Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

     Limitations on Awards. Awards granted under the Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. Each award will be exercisable during the participant's lifetime only by the participant or, if permitted under applicable law, by the participant's guardian or legal representative. However, transfers of awards for estate planning purposes will be permitted under the Plan if SEC regulations are modified (as currently proposed) to permit such transfers.

     Adjustments. In the event of any change affecting the shares of Common Stock by reason of any dividend or distribution, recapitalization, forward or reverse split, merger, consolidation, spin-off, combination, repurchase or exchange of securities, or other corporate transaction or event, the Committee may make such adjustment in the aggregate number or kind of shares which may be issued under the Plan or which may relate to grants to an individual in a given calendar year, and in the number, kind and exercise, grant or purchase price of shares subject to outstanding awards under the Plan, or make provisions for a cash payment relating to any award, as it deems to be appropriate in order to maintain the purpose of the original grant. The Committee is also authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting the Company or its subsidiaries or their financial statements or changes in applicable laws, regulations or accounting principles.

     Amendment to and Termination of the Plan. The Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of the New York Stock Exchange (or other stock exchange or automated quotation system on which the Common Stock is then listed or quoted). Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of optionees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a participant under any award granted under the Plan. Unless earlier terminated by the Board, the Plan will terminate when no shares remain reserved and available for issuance, and the Company has no further obligation with respect to any award granted under the Plan.

     Change of Control. In the event of a Change of Control of the Company, outstanding awards under the Plan, regardless of any limitations or restrictions, generally will become fully exercisable and freed of all restrictions. For purposes of the Plan, a Change of Control is deemed to have occurred: (i) upon the acquisition by any person of 15 percent or more of the Company's outstanding voting stock; (ii) if individuals constituting the Board, or those nominated by at least two-thirds of such individuals or successors nominated by them, cease to constitute a majority of the Board; (iii) upon stockholder approval of a merger, consolidation or similar transaction or consummation of any such transaction if stockholder approval is not required;
(iv) upon approval of a plan of liquidation or the sale or disposition of substantially all of the Company's assets; or (v) if the Board adopts a resolution to the effect that a Change of Control has occurred. Upon the occurrence of a Change of Control, or a Potential Change of Control (as defined by the Plan), the Company is required to fund a trust for the benefit of participants with an amount in stock or other property equal to the value of all outstanding awards under the Plan.

     Federal Income Tax Consequences. The Company believes that under present law the following are the federal tax consequences generally arising with respect to awards granted under the Plan. The grant of an option or SAR (including a stock-based award in the form of a purchase right) will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an SAR or option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise, and upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will be entitled to a deduction for the amount recognized as ordinary income by the participant. The treatment to a participant of a disposition of shares acquired upon the exercise of an SAR or option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company will be entitled to a deduction (and the employee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied. Different tax rules apply with respect to participants who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute.

     With respect to other awards granted under the Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount. In certain circumstances, a participant may elect to be taxed at the time of receipt of shares or other property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture.

     The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the variety of awards that may be made under the Plan and the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

     Vote Required. Adoption of the proposal to approve the Plan requires an affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 STOCK PLAN.

           SUMMARY OF THE 1996 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

INTRODUCTION

     On March 21, 1996, the Board of Directors of the Company adopted the 1996 Stock Plan for Non-Employee Directors (the "Directors Plan"), subject to stockholder approval. The Directors Plan, if approved by the stockholders, will replace the 1988 Stock Option Plan for Non-Employee Directors (the "1988 Plan"), and no further awards will be made under such plan. The Directors Plan is intended to pay a portion of the annual compensation for non-employee Directors' services at reasonable, pre-determined levels and in ways that promote ownership of a greater proprietary interest in the Company, thereby aligning such Directors' interests more closely with the interests of stockholders of the Company and to assist the Company in attracting and retaining highly qualified persons to serve as non-employee Directors.

     The 1988 Plan, which the Directors Plan will replace, provides for an automatic annual grant to each non-employee Director of an option to purchase 2,000 shares of the Company's Common Stock. Stock options in such amount will continue to be awarded each year under the Directors Plan. However, to promote the objective of increasing non-employee Director ownership in the Company, the Directors Plan will also provide for an annual grant of 250 shares of the Company's Common Stock to each non-employee Director. The Board of Directors intends that this annual grant not represent an increase in the compensation of non-employee Directors, and therefore the Board has determined to reduce by 50 percent the amount of the current annual cash retainer, from $24,000 to $12,000, effective upon approval of the Directors Plan by the stockholders. The amount of such reduction is approximately equal to the market value of the 250 shares at March 21, 1996, although the market value of each grant of 250 shares under the Directors Plan will depend on the market price of Common Stock at the date such shares are granted. The amount of the annual cash retainer is not a term of the Directors Plan, however, but remains subject to determinations of the Board. In addition, the Directors Plan will permit non-employee Directors to elect to receive all or part of their remaining cash fees in the form of Common Stock or deferred stock, as described below.

     The following summary of the material terms of the Directors Plan is qualified in its entirety by reference to the full text of the Directors Plan, attached hereto as Exhibit B.

SUMMARY OF AWARDS UNDER THE DIRECTORS PLAN

     General Terms. A total of 100,000 shares of Common Stock are reserved and available for issuance under the Directors Plan, plus the number of shares currently available or which become available for issuance under the 1988 Plan (estimated to be approximately 200,000 shares). Such shares may be authorized and unissued shares, treasury shares or shares acquired for participants' accounts. If any stock option expires without having been exercised in full, the shares subject to the unexercised portion of the option will again be available for issuance under the Directors Plan. The aggregate number and kind of shares issuable under the Directors Plan and the exercise price of options will be appropriately adjusted in the event of a recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, other extraordinary dividends, liquidation, dissolution, or other similar corporate transaction or event affecting the Common Stock, in order to prevent dilution or enlargement of non-employee Directors' rights under the Directors Plan.

     The Directors Plan will be administered by the Board of Directors of the Company, provided that any action by the Board, in addition to any other required vote, shall be taken only if approved by a majority of the Directors who are not then eligible to participate in the Directors Plan, even if not a quorum. The Directors Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of the New York Stock Exchange (or other stock exchange or automated quotation system on which the Common Stock is then listed or quoted). Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Directors Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of optionees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

     The Directors Plan will become effective upon its approval by the stockholders. Unless earlier terminated by the Board, the Directors Plan will terminate when no shares remain available under the Directors Plan, and the Company and non-employee Directors have no further rights and obligations under the Directors Plan.

     Stock Options. The Directors Plan generally provides for an annual grant to each director who is not an employee of the Company or a subsidiary of the Company of an option to purchase 2,000 shares of Common Stock. Generally, such grants will be made automatically in three installments on the dates of the Company's Board meetings in March, July and November of each year, beginning in July 1996. Each non-employee Director received options to acquire 666 shares of Common Stock under the 1988 Plan in March 1996. If the nominees for election named in this proxy statement are elected, 12 directors will qualify as non-employee Directors under the Directors Plan in 1996.

     Stock options granted under the Directors Plan are non-qualified stock options having an exercise price equal to 100 percent of the fair market value of the Common Stock on the date of grant as defined by the Directors Plan. Non-employee Directors are not required to pay any cash consideration at the time options are granted. The exercise price of an option may be paid in cash or by surrendering previously acquired shares of Common Stock. On March 22, 1996, the reported closing price of the Company's Common Stock in New York Stock Exchange Composite Transactions was $49.50 per share.

     Stock options granted under the Directors Plan are immediately exercisable. Such options will expire at the earlier of ten years after the date of grant or five years after the optionee ceases serving as a director for any reason. Options generally are not transferable by the optionee otherwise than by will or by the laws of descent and distribution or to a designated beneficiary in the event of death, and are exercisable during the director's lifetime only by the director, except that transfers of awards for estate planning purposes will be permitted if SEC regulations are modified (as currently proposed) to permit such transfers.

     Stock Grants. In addition to stock option grants, the Directors Plan provides that each eligible non-employee Director will be granted 250 shares of Common Stock of the Company as of the close of business on the date of the adoption of the Directors Plan and each year thereafter on the date of the Company's Annual Meeting of Stockholders. As discussed above, the Board of Directors intends that this annual grant not represent an increase in the compensation of non-employee Directors. Non-employee Directors may elect to defer the receipt of such shares by making an election to do so as provided under the terms of the Directors Plan. If receipt of the Shares is deferred, dividend equivalents equal to any dividends on shares of Common Stock will be paid to the director or, at the director's election, credited to such director's deferred stock account, to be deemed reinvested in additional deferred stock.

     Election to Receive Stock in Lieu of Cash. The Directors Plan also permits a non-employee Director to elect to receive the balance of fees otherwise payable in cash in the form of Common Stock, or defer receipt of such fees in the form of deferred stock. The non-employee Director may make such election for all or any portion of the fees otherwise payable to him or her, including fees for service as chairman of a Board committee. If a non-employee Director elects to receive fees in the form of Common Stock, the Company will issue to the non-employee Director or to an account designated by such director a number of shares having an aggregate fair market value equal to the fees (or as nearly as possible equal to the fees) that would have been payable at that date, but for the election to receive shares instead. If a non-employee Director elects to receive fees in the form of deferred stock, the Company will credit a deferral account established for such director with a number of shares of deferred stock equal to the number of shares (including fractional shares) having an aggregate fair market value at that date equal to the fees that otherwise would have been payable at such date but for the election to receive deferred stock instead. Dividend equivalents equal to any dividends on shares of Common Stock will be paid to the non-employee Director or, at the non-employee Director's election, credited to such director's deferred stock account, to be deemed reinvested in additional deferred stock. A non-employee Director's deferred stock account will be settled, at such time or times as may be elected by the non-employee Director in his or her original deferral election form, by delivering one share of Common Stock for each share of deferred stock then credited to the account and subject to such settlement, together with cash in lieu of any fractional share. Shares of Common Stock and deferred stock acquired under the Directors Plan are non-forfeitable.

     New Plan Benefits Table. The following table sets forth the number of options and shares of Common Stock that would have been automatically granted to non-employee Directors as a group under the Directors Plan in 1995 had the Directors Plan been in effect during that year:

                               New Plan Benefits

                   1996 Stock Plan for Non-Employee Directors

                    POSITION                                 NUMBER OF UNITS
    -----------------------------------------   -----------------------------------------
        Non-Employee Directors as a Group                28,000 options granted
                 (14 in number)                           3,500 shares granted

It is not possible at present to predict the number of shares that will be issuable under the Directors Plan to non-employee Directors as Common Stock or deferred stock in lieu of fees at the election of each non-employee Director.

     Federal Income Tax Consequences. The following is a brief description of the federal income tax consequences generally arising with respect to grants of options and stock, and acquisitions of stock or deferred stock in lieu of fees under the Directors Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting of Stockholders and not as tax guidance to non-employee Directors who participate in the Directors Plan.

     The grant of an option will create no tax consequences for the optionee or the Company. Upon exercise of an option, the optionee must generally recognize ordinary income equal to the fair market value of the Common Stock acquired on the date of exercise minus the exercise price, and the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the optionee. A disposition of shares acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis (i.e., the exercise price plus the amount recognized as ordinary income) in such shares. Generally, there will be no tax consequences to the Company in connection with a disposition of option shares. Different rules may apply to an option exercised by a director less than six months after the date of grant.

     A non-employee Director acquiring Common Stock under the Directors Plan, whether as a grant or in lieu of fees, will recognize ordinary income equal to the fair market value of the Common Stock acquired on the date of acquisition. If a non-employee Director defers receipt of a stock grant or elects deferred stock in lieu of fees, he or she will not recognize ordinary income at the date the Common Stock or fees would otherwise have been granted or paid or as a result of the crediting of deferred stock to his or her account (including upon deemed reinvestment of dividend equivalents). The non-employee Director will, however, at the date of settlement of the deferred stock by issuance of Common Stock, recognize ordinary income equal to the fair market value of the Common Stock acquired at that date.

     Vote Required. Adoption of the proposal to approve the Directors Plan requires the affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who beneficially own more than 10 percent of the Company's stock to file certain reports with the SEC and the New York Stock Exchange concerning their beneficial ownership of the Company's equity securities. The SEC regulations also require that a copy of all such
Section 16(a) forms filed must be furnished to the Company by the executive officers, directors and greater than 10 percent stockholders.

     Based on a review of the copies of such forms and amendments thereto received by the Company with respect to 1995, the Company is aware that Mr. Jack
A. MacAllister, a director, filed a late report relating to a single transaction.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed, subject to stockholder approval, the firm of Ernst & Young LLP, independent public accountants, as the independent auditor of the Company for calendar year 1996. The firm of Ernst & Young LLP and its predecessor has served the Company in this capacity for many years. Management recommends a vote "FOR" the ratification of Ernst & Young LLP as auditors for 1996.

     A representative of Ernst & Young LLP will be present at the Annual Meeting of Stockholders and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided.

STOCKHOLDER PROPOSALS FOR 1997

     In order for a stockholder proposal to be considered for inclusion in the Company's 1997 Proxy Statement, such proposal must be received by the Company no later than December 1, 1996. The proposal should be addressed to the Secretary, The Williams Companies, Inc., One Williams Center, Tulsa, Oklahoma 74172. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement in accordance with applicable law. It is suggested that such proposals be sent by certified mail - return receipt requested.

GENERAL

     The Company knows of no matters to be presented at the meeting other than those included in the Notice. Should any other matter requiring a vote of stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in what they consider the best interests of the Company. The enclosed proxy confers discretionary authority to take action with respect to any additional matters which may come before the meeting.

     It is important that your stock be represented at the meeting regardless of the number of shares you hold. Whether or not you plan to attend, please sign, date and return the enclosed proxy promptly. For your convenience, a return envelope is enclosed requiring no additional postage if mailed within the United States.

                                             By Order of the Board of Directors

                                                      David M. Higbee
                                                         Secretary
Tulsa, Oklahoma
March 27, 1996

                                                                       EXHIBIT A

                          THE WILLIAMS COMPANIES, INC.

                                1996 STOCK PLAN

                                   SECTION 1

                                    PURPOSES

     1.01 The purposes of The Williams Companies, Inc. 1996 Stock Plan (the "Plan"), are to enable The Williams Companies, Inc. (together with any successor thereto, the "Company") and its subsidiaries to attract and retain key employees, reward such employees for superior performance and encourage such employees to increase their proprietary interest in the Company in order to provide them with additional motivation to continue in the Company's employ and to further its profitable growth.

                                   SECTION 2

                           DEFINITIONS; CONSTRUCTION

     2.01 Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

          2.01.1 "Affiliate" means any entity other than the Company in which the Company owns, directly or indirectly, at least 20 percent of the combined voting power of all classes of stock of such entity or at least 20 percent of the ownership interests in such entity.

          2.01.2 "Award" means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent or Other Stock-Based Award, or any other right or interest relating to Shares or cash granted under the Plan.

          2.01.3 "Award Agreement" means any written agreement, contract, notice to a Participant or other instrument or document evidencing an Award.

          2.01.4 "Board" means the Company's Board of Directors.

          2.01.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations hereunder and successor provisions and regulations thereto.

          2.01.6 "Committee" means the Compensation Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof; provided, however, that the Committee will consist of not less than two directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 if then required in order that grants will be exempt under that Rule.

          2.01.7 "Deferred Stock" means a right, granted under Section 6.05 hereof, to receive Shares at the end of a specified deferral period.

          2.01.8 "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

          2.01.9 "Dividend Equivalent" means a right, granted under Section 6.07 hereof, to receive payments equal to dividends paid on a specified number of Shares.

          2.01.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

          2.01.11 "Fair Market Value" of a Share means, as of any given date, the closing sales price of a Share reported in the table entitled "New York Stock Exchange Composite Transactions" contained in

     The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing sales price was reported for such date, for the most recent trading day prior to such date for which a closing sales price was reported.

          2.01.12 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

          2.01.13 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

          2.01.14 "Option" means a right, granted under Section 6.02 hereof, to purchase Shares or other Awards at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          2.01.15 "Other Stock-Based Awards" means a right, granted under
     Section 6.08 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

          2.01.16 "Participant" means an officer of the Company or any employee of the Company or an Affiliate granted an Award which remains outstanding under the Plan.

          2.01.17 "Performance Award" means a right to receive Awards based upon performance criteria specified by the Committee.

          2.01.18 "Person" has the meaning assigned in the Exchange Act.

          2.01.19 "Restricted Stock" means Shares, granted under Section 6.04 hereof, that are subject to certain restrictions and to a risk of forfeiture.

          2.01.20 "Rule 16b-3" means Rule 16b-3, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          2.01.21 "Shares" means shares of the Common Stock of the Company, $1.00 par value, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to Section 8.01 hereof.

          2.01.22 "Stock Appreciation Right" means a right, granted under
     Section 6.03 hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant of the Award, except as provided in Section 7.01, to the date of exercise of the Award, except as provided in Section 6.03, with payment to be made in cash, Shares or other Awards as specified in the Award.

     Definitions of the terms "Change of Control," "Potential Change of Control," "Change of Control Price," "Related Party" and "Voting Securities" are set forth in Section 9.03 hereof.

     2.02 Construction. For purposes of the Plan, the following rules of construction will apply:

          2.02.1 The word "or" is disjunctive but not necessarily exclusive.

          2.02.2 Words in the singular include the plural; words in the plural include the singular; and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other and neuter genders.

                                   SECTION 3

                                 ADMINISTRATION

     3.01 The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to designate Participants;

          (ii) to determine the type or types of Awards to be granted to each Participant;

          (iii) to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered;

          (v) to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

          (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (viii) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or any other instrument entered into, or relating, to an Award under the Plan; and

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Affiliates, Participants, any Person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 10.01). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or of any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan; provided, however, that any function relating to a Participant then subject to
Section 16 of the Exchange Act shall be performed solely by the Committee if necessary to ensure compliance with applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3). Each member of the Committee or Person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company's independent certified public accountants or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Any and all powers, authorizations and discretions granted by the Plan to the Committee shall likewise be exercisable at any time by the Board, except to the extent such exercise relating to a Participant then subject to Section 16 of the Exchange Act would fail to comply with applicable requirements of Rule 16b3 or Rule 16a-1(c)(3).

                                   SECTION 4

                           SHARES SUBJECT TO THE PLAN

     4.01 Shares Reserved and Available. Subject to adjustment as provided in
Section 8.01 hereof, the total number of Shares reserved and available for distribution under the Plan shall be two million (2,000,000) Shares; provided, however, that such number shall be increased by the number of Shares currently available under The Williams Companies, Inc. 1990 Stock Plan and not covered by Awards granted thereunder or otherwise are not issued or issuable out of the Shares reserved thereunder; provided further, that the number of Shares issued as Awards other than Options and Stock Appreciation Rights shall not exceed twenty-five percent (25%) of the total number of Shares issuable under the Plan.

     For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares reserved and available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting; and, provided further, that the number of Shares deemed to be issued under the Plan upon exercise or settlement of any Award shall be reduced by the number of Shares surrendered by the Participant or withheld by the Company in payment of the exercise or purchase price of the Award and withholding taxes relating to the Award.

     If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

     4.02 Annual Individual Limitations. During any calendar year, no Participant may be granted Awards under the Plan with respect to more than one hundred fifty thousand (150,000) Shares, subject to adjustment as provided in
Section 8.01. For purposes of this Section 4.02, unless more restrictive counting is required in order for Awards to comply with the requirements of Code
Section 162(m), this provision will limit the maximum number of Shares that potentially can be issued to a Participant under Awards (taking into consideration the terms of the Awards, including tandem exercise or settlement provisions).

                                   SECTION 5

                                  ELIGIBILITY

     5.01 Awards may be granted only to officers of the Company or to employees of the Company or any Affiliate (including employees who also are directors or officers) who are, or are believed by the Committee likely to be, subject to
Section 16 of the Exchange Act with respect to the Company (including employees who also are directors or officers) of the Company or any Affiliate; provided, however, that no Award shall be granted to any member of the Committee.

                                   SECTION 6

                            SPECIFIC TERMS OF AWARDS

     6.01 General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as may be required under the Delaware General Corporation Law or as provided in Section 6.09 or 7.01, Awards shall be granted for no consideration other than prior and future services.

     6.02 Options. The Committee is authorized to grant Options on the following terms and conditions:

      (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7.01, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option and in no event shall be less than the par value of a Share.

      (ii) Option Term. Subject to the terms of the Plan and any applicable Award Agreement, the term of each Option shall be determined by the Committee.

     (iii) Methods of Exercise. Subject to the terms of the Plan, the Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, other outstanding Awards or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, to the extent permitted by law).

      (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all material respects with the provisions of Section 422 of the Code or any successor provision thereto.

     6.03 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights on the following terms and conditions:

      (i) Right to Payment. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of a Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, and so specify in the Award Agreement, at any time during a specified period before or after the date of exercise, over (ii) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.01, shall not be less than the Fair Market Value of a Share on the date of grant.

      (ii) Other Terms. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right.

     6.04 Restricted Stock. The Committee is authorized to grant Restricted Stock on the following terms and conditions:

      (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote a Share of Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, in such installments or otherwise, as the Committee shall determine; provided, however, that Restricted Stock shall be subject to a restriction on transferability and a risk of forfeiture for a period of not less than one year after the date of grant if the grant was conditioned upon achievement of one or more performance objectives and three years after the date of grant in other cases, except that such restrictions may lapse, if so determined by the Committee, in the event of the Participant's termination of employment due to death, disability, normal or approved early retirement, or involuntary termination by the Company or an Affiliate without "cause."

      (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to a risk of forfeiture shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that restrictions on Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions on Restricted Stock, except as provided in Section 6.04(i).

     (iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

     6.05 Deferred Stock. The Committee is authorized to grant Deferred Stock on the following terms and conditions:

      (i) Issuance and Limitations. Delivery of Shares will occur upon expiration of the deferral period specified for the Award of Deferred Stock by the Committee. In addition, an Award of Deferred Stock shall be subject to such limitations as the Committee may impose, which limitations may lapse at the expiration of the deferral period or at other specified times, separately or in combination, in installments or otherwise, as the Committee shall determine at the time of grant or thereafter. A Participant awarded Deferred Stock will have no voting rights and will have no rights to receive dividends in respect of Deferred Stock, unless and only to the extent that the Committee shall award Dividend Equivalents in respect of such Deferred Stock.

      (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period, Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that forfeiture of Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

     6.07 Dividend Equivalents. The Committee is authorized to grant Awards of Dividend Equivalents. Dividend Equivalents shall confer upon the Participant rights to receive payments equal to interest or dividends, when and if paid, with respect to a number of Shares determined by the Committee. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

     6.08 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan including, without limitation, Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, Awards valued by reference to the value of securities of or the performance of specified Affiliates, and Awards payable in securities of Affiliates. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided in Section 6.09 or 7.01, Shares delivered pursuant to a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, outstanding Awards or other property, as the Committee shall determine, the value of which consideration shall not be less per share than the Fair Market Value of a Share on the date of grant of such purchase right and in no event shall be less per share than the par value of a Share.

     6.09 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares or another Award, based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

                                   SECTION 7

                            GENERAL TERMS OF AWARDS

     7.01 Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under the 1990 Stock Plan or any other plan of the Company or any Affiliate (subject to the terms of Sections 10.01 and 11.09). If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards. The exercise price of any Option, the grant price of any Stock Appreciation Right or the purchase price of any other Award conferring a right to purchase Shares:

      (i) granted in substitution for an outstanding Award or award shall either be not less than the Fair Market Value of Shares at the date such substitute Award is granted or not less than such Fair Market Value at that date reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Participant as a condition to receipt of a substitute Award; or

      (ii) retroactively granted in tandem with an outstanding Award or award shall be either not less than the Fair Market Value of Shares at the date of grant of the later Award or the Fair Market Value of Shares at the date of grant of the earlier Award or award.

     7.02  Compliance with Rule 16b-3.

          7.02.1 Six-Month Holding Period. Unless a Participant could otherwise dispose of or exercise a derivative security or dispose of Shares issued under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) at least six months shall elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security, shall be held for at least six months from the date of grant or Award.

          7.02.2 Reformation To Comply with Exchange Act Rules. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act rules such Participant). Accordingly, if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the then-applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary so that such Participant shall avoid liability under Section 16(b). In addition, the exercise price of any Award carrying a right to exercise granted to a Participant subject to Section 16 of the Exchange Act shall be not less than 50% of the Fair Market Value of Stock as of the date such Award is granted if such pricing limitation is required under Rule 16b-3 at the time of such grant.

     7.03 Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant.

     7.04 Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Company or an Affiliate upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, deferred cash, Shares, other Awards or other property, and may be made in a single payment or substitution, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

     7.05 Limitations on Transferability. Awards and other rights under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, will not be transferable by a Participant except by will or the laws of descent and distribution (or, in the event of the Participant's death, to a designated beneficiary), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Persons during the lifetime of the Participant in connection with the Participant's estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then permitted under Rule 16b-3, consistent with the registration of the offer and sale of Shares on Form S-8 or Form S-3 or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered to or in favor of any Person other than the Company or an Affiliate, and shall not be subject to any lien, obligation or liability of a Participant or transferee to any Person other than the Company or any Affiliate. If so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award upon the death of the Participant. A transferee, beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant, except to the extent the Plan and Award Agreement otherwise provide with respect to such Persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

     7.06 Registration and Listing Compliance. The Company shall not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full.

     7.07 Share Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the Committee may designate.

     7.08 Performance-Based Awards. The Committee may, in its discretion, designate any Award that is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7.08, in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m). The performance objectives for an Award subject to this
Section 7.08 shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7.08. Such performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Business criteria used by the Committee in establishing such performance objectives shall be selected exclusively from among the following:

     (1) Annual net income to common stock;

     (2) Operating profit;

     (3) Annual return on capital or equity;

     (4) Annual earnings per share;

     (5) Annual cash flow provided by operations;

     (6) Changes in annual revenues; and/or

     (7) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7.08, but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7.08.

                                   SECTION 8

                             ADJUSTMENT PROVISIONS

     8.01 In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:
(i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards; (iii) the number and kind of Shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which Shares have been issued; (iv) the number of Shares with respect to which Awards may be granted to a Participant in any calendar year, as set forth in
Section 4.02; and (v) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized, unless previously requested by the Participant, to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations or accounting principles.

                                   SECTION 9

                          CHANGE OF CONTROL PROVISIONS

     9.01 Acceleration of Exercisability and Lapse of Restrictions. In the event of a Change of Control, as defined in Section 9.03.1, the following acceleration provisions shall apply:

      (i) All outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited shall become fully exercisable, except to the extent otherwise provided in Section 7.02.1; unless the right to lapse restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company, except to the extent otherwise provided in Section 7.02.1, and;

     (ii) In the event that any Award is subject to limitations under Section
          7.02.1 at the time of a Change of Control, then, solely for the purpose of determining the rights of the Participant with respect to such Award, a Change of Control will be deemed to occur at the close of business on the first business day following the date on which the limitations on such Award under Section 7.02.1 have expired.

     9.02 Creation and Funding of Trust. Upon the earlier of a Potential Change of Control as defined in Section 9.03.2, unless the Board or the Committee adopts a resolution within ten business days following the date the Potential Change of Control arises to the effect that such action is not necessary to secure any payments hereunder, or a Change of Control as defined in Section 9.03.1, the Company will deposit with the trustee of a trust for the benefit of Participants monies or other property having a Fair Market Value at least equal to the net present value of cash, Shares and other property potentially payable or distributable in connection with Awards outstanding at that date. The trust shall be an irrevocable grantor trust which shall preserve the "unfunded" status of Awards under the Plan, and shall contain other terms and conditions substantially as specified for trusts authorized under the Company's employment agreements with executives.

     9.03 Definitions of Certain Terms. For purposes of this Section 9, the following definitions, in addition to those set forth in Section 2.01, shall apply:

          9.03.1 "Change of Control" means and will be deemed to have occurred if: (i) any Person, other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of securities of the Company representing 15 percent or more of the total voting power of all the then outstanding Voting Securities; or (ii) a Person, other than the Company or a Related Party, purchases or otherwise acquires, under a tender offer, securities representing 15 percent or more of the total voting power of all the then outstanding Voting Securities; or
     (iii) the individuals (a) who as of the effective date of the Plan constitute the Board or (b) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors as of the effective date of the Plan or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iv) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or an acquisition by the Company, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of such surviving entity outstanding immediately after such transaction if the voting rights of each Voting Security relative to the other Voting Securities were not altered in such transaction; or (v) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction; or (vi) the Board adopts a resolution to the effect that a Change of Control has occurred or adopts a resolution to the effect that a Potential Change of Control has arisen and the transaction giving rise to such resolution has been thereafter approved by the stockholders of the Company or been consummated if such approval is not sought.

          9.03.2 "Potential Change of Control" means and will be deemed to have arisen if: (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control; or (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change of Control; or (iii) any Person, other than a Related Party, files with the Securities and Exchange Commission a Schedule 13D pursuant to Rule 13d-1 under the Exchange Act with respect to Voting Securities; or (iv) any Person, other than the Company or a Related Party, files with the Federal Trade Commission a notification and report form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to any Voting Securities or a major portion of the assets of the Company; or (v) the Board adopts a resolution to the effect that, for purposes of the Plan, a Potential Change of Control has arisen. A Potential Change of Control will be deemed to continue (i) with respect to an agreement within the purview of clause "(i)" of the preceding sentence, until the agreement is canceled or terminated; or (ii) with respect to an announcement within the purview of clause "(ii)" of the preceding sentence, until the Person making the announcement publicly abandons the stated intention or fails to act on such intention for a period of twelve (12) calendar months; or (iii) with respect to either the filing of a Schedule 13D within the purview of clause "(iii)" of the preceding sentence or the filing of a notification and report form within the purview of clause "(iv)" of the preceding sentence with respect to Voting Securities, until the Person involved publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or such Person disposes of the Voting Securities; or (iv) with respect to any Potential Change of Control, until a Change of Control has occurred or the Board, on reasonable belief after due investigation, adopts a resolution that the Potential Change of Control has ceased to exist.

          9.03.3 "Related Party" means: (i) a majority-owned subsidiary of the Company; or (ii) an employee or group of employees of the Company or any majority-owned subsidiary of the Company; or (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (iv) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

          9.03.4 "Voting Securities" means any securities of the Company which carry the right to vote generally in the election of directors.

                                   SECTION 10

                   AMENDMENTS TO AND TERMINATION OF THE PLAN

     10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that any amendment or alteration shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

     Unless earlier terminated by the Board, the Plan will terminate when no Shares remain reserved and available for issuance and the Company has no further obligation with respect to any Award granted under the Plan.

                                   SECTION 11

                               GENERAL PROVISIONS

     11.01 No Rights to Awards. Nothing contained in the Plan shall give any Participant or employee any claim to be granted any Award under the Plan, nor give rise to any obligation for uniformity of treatment of Participants and employees.

     11.02 Withholding. The Company or any Affiliate is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

     11.03 No Right to Employment. Nothing contained in the Plan shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ of the Company or any Affiliate or to interfere in any way with the right of the Company or any Affiliate to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award.

     11.04 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that, this provision shall not limit the requirements of
Section 9.02, and in addition, the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     11.05 No Limit on Other Compensatory Arrangements. Nothing contained in this Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases.

     11.06 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     11.07 Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the State of Delaware (without regard to the conflicts of laws thereof), and applicable federal law.

     11.08 Severability. If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

     11.09 Compliance with Code Section 162(m). It is the intent of the Company that Awards subject to Section 7.08 shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other Person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

                                   SECTION 12

                                 EFFECTIVE DATE

     12.01 The Plan shall become effective at such time as approved by the affirmative vote of holders of a majority of Shares present in person or represented by proxy at the Company's 1996 Annual Meeting of Stockholders, or any adjournment thereof.

                                                                       EXHIBIT B

                          THE WILLIAMS COMPANIES, INC.

                   1996 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

     1. PURPOSE. The purpose of The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors (the "Plan") is to advance the interests of The Williams Companies, Inc., a Delaware corporation (the "Company"), and its stockholders by providing a means to attract and retain highly qualified persons to serve as non-employee Directors of the Company and to promote ownership by such directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of stockholders of the Company.

     2. DEFINITIONS. In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

          (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

          (b) "Deferred Share" means a credit to a Participant's deferral account under Section 7(b) or 8 which represents the right to receive one Share upon settlement of the deferral account. Deferral accounts, and Deferred Shares credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

          (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

          (d) "Fair Market Value" of a Share means, as of any given date, the closing sales price of a Share reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing sales price was reported for such date, for the most recent trading day prior to such date for which a closing sales price was reported.

          (e) "Option" means the right, granted to a Participant under Section 6, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options shall be non-qualified stock options.

          (f) "Participant" means any person who, as a non-employee Director of the Company, has been granted an Option or has been paid fees in the form of Deferred Shares or who has elected to be paid fees in the form of Shares or Deferred Shares under the Plan.

          (g) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (h) "Share" means a share of Common Stock, $1 par value, of the Company and such other securities as may be substituted or resubstituted for such Share pursuant to Section 9.

     3. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in
Section 9, the total number of Shares reserved and available for issuance under the Plan is 100,000; provided, however, that the number shall be increased by the number of Shares currently available or which otherwise are not issued or issuable out of the shares reserved under the Company's 1988 Stock Option Plan for Non-Employee Directors. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Shares shall not be considered to be available after such Option has been granted or Deferred Shares credited, except for purposes of issuance in connection with such Option or Deferred Shares; provided, however, that, if an Option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such Option shall again be available for issuance under the Plan; and, provided further, that the number of Shares to be issued under the Plan upon exercise of an Option shall be reduced by the number of Shares surrendered by the Participant or withheld by the Company in payment of the exercise price of the Option.

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company; provided, however, that any action by the Board relating to the Plan shall be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors, even if not a quorum, who are not then eligible to participate in the Plan.

     5. ELIGIBILITY. Each director of the Company who, on any date on which an Option is to be granted under Section 6, Shares are to be granted under Section 7 or fees are to be paid which could be received in the form of Shares or deferred in the form of Deferred Shares under Section 8, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under Section 6, granted Shares under Section 7 or receive fees in the form of Shares or defer fees in the form of Deferred Shares under
Section 8. No person other than those specified in this Section 5 shall be eligible to participate in the Plan.

     6. OPTIONS. Without further action by the Board of Directors or the stockholders of the Company, each eligible director shall be automatically granted annually during the term of the Plan options subject to the terms of the Plan. Such options shall be granted in three installments, as follows: On the dates of the regularly scheduled meetings of the Board of Directors of the Company in March, July and November of each year (or if no meeting is held in such month, then on the final day of such month), an option for 666 Shares, 666 Shares and 667 Shares, respectively, shall be granted to each person who is an eligible director at that date, subject to adjustment as provided in Section 9.

          (a) Exercise Price. The exercise price per Share purchasable upon exercise of an Option shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant of the Option.

          (b) Option Expiration. A Participant's Option shall expire at the earlier of (i) ten years after the date of grant or (ii) five years after the date the Participant ceases to serve as a director of the Company.

          (c) Exercisability. Each option shall be exercisable at any time, or from time to time, from the date of grant through the expiration of the Option.

          (d) Method of Exercise. A Participant may exercise an Option, in whole or in part, prior to its expiration, by giving written notice of exercise to the Human Resources Department of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

     7. STOCK GRANTS. Subject to adjustment as provided in Section 9, 250 Shares shall be automatically granted to each director of the Company who is then eligible to receive such grant on the effective date of the Plan and, beginning in 1997, at the close of business on the day of each Annual Meeting of Stockholders at which a class of directors is elected or reelected by the Company's stockholders.

          (a) Condition of Grant and Delivery. The grant and delivery of Shares hereunder shall be contingent upon the Participant agreeing to serve as a director of the Company and serving as such through the close of business after the first meeting of the Board of Directors at or after the date of the grant. Unless otherwise elected by the Participant under Section 7(b), the Company shall deliver to the Participant, as promptly as practicable thereafter, one or more certificates representing the Shares, registered in the name of the Participant (or, if directed by the Participant, in the joint names of the Participant and his or her spouse), or otherwise make delivery of the Shares to a designated third party for the account of such Participant.

          (b) Deferral of Shares. Each director entitled to be granted Shares under this Section 7 may elect to receive all or part of such grant in the form of an equal number of Deferred Shares in lieu of delivery of

     Shares under Section 7(a). Such election to defer must be filed with the Human Resources Department of the Company no later than the due date specified in Section 8(a), except that in 1996 and in the case of a director newly elected or appointed in a given year, such election must be filed no later than the day preceding the Annual Meeting of Stockholders in that year, and such election shall become irrevocable (except as provided in Section 8(e)) as of such due date. Such election shall be deemed to be continuing and therefore applicable to grants in subsequent Plan years unless the director revokes or changes such election by filing a new election form by such due date. Such election shall specify the number of Shares to be deferred in the form of Deferred Shares, the period or periods during which settlement of Deferred Shares will be deferred (subject to such limitations as may be specified by counsel to the Company), and whether dividend equivalents on Deferred Shares are to be credited to the Participant's deferral account. The Company shall establish a deferral account for each Participant who receives Shares under this Section 7 in the form of Deferred Shares, which account may be the same as, and shall in any event be on terms similar to the account specified in Section 8(c). Settlement of such deferral account shall be governed by Section 8(e). Dividend equivalents shall be credited in accordance with Section 8(d); provided, however, that elections to have dividend equivalents credited as additional Deferred Shares shall be subject to Section 8(f).

          (c) Rights of the Participant. A Participant granted Shares hereunder shall have, upon delivery, under Section 7(a) or settlement under Section 8(e), all of the rights of a holder of the Shares, including the right to receive dividends paid on such Shares and the right to vote such Shares. Upon delivery, such Shares shall be nonforfeitable.

     8. RECEIPT OF SHARES OR DEFERRED SHARES IN LIEU OF FEES. Each director of the Company may elect to be paid all or a portion of the fees earned in his or her capacity as a director (including annual retainer fees, meeting fees, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of Shares or Deferred Shares in lieu of cash payment of such fees, if such director is eligible to do so under Section 5 at the date any such fee is otherwise payable. If so elected, payment of fees in the form of Shares or Deferred Shares shall be made in accordance with this Section 8.

          (a) Elections. Each director who elects to be paid all or a portion of such fees for a given calendar year in the form of Shares or to defer payment of such fees in the form of Deferred Shares for such year must file a written election with the Human Resources Department of the Company no later than December 31 of the year preceding such calendar year; provided, however, that the Company shall notify such directors of any earlier date by which a director must make such election in order for the acquisition of Shares or Deferred Shares under this Section 8 to be exempt from Section 16(b) of the Exchange Act under Rule 16b-3; and provided further, that any newly elected or appointed director may file an election for any year not later than 30 days after the date such person first became a director, and a director may file an election for the year in which the Plan became effective not later than 30 days after the date of effectiveness. Such election shall only apply to fees payable for services performed in periods after the filing of such election, and shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 8(a). Except as provided in Section 8(e), a director's election filed prior to a year shall be irrevocable as to that year at the close of the previous year, and a director's election filed during a year (if permitted under this Section 8(a)) shall be irrevocable upon filing. The election must specify the following:

             (i) A percentage of fees to be received in the form of Shares or deferred in the form of Deferred Shares under the Plan; and

             (ii) In the case of a deferral, the period or periods during which settlement of Deferred Shares shall be deferred (subject to such limitations as may be specified by counsel to the Company) and whether dividend equivalents on Deferred Shares are to be credited to the Participant's deferral account.

     Certain elections may not result in receipt of Shares or deferral of fees as Deferred Shares for a six-month period, as provided in Section 8(f).

          (b) Payment of Fees in the Form of Shares. At any date on which fees are payable to a Participant who has elected to receive all or a portion of such fees in the form of Shares, the Company shall issue to such Participant, or to a designated third party for the account of such Participant, a number of Shares having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Shares in lieu thereof. If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional Shares, the Company shall cause fractional Shares to be credited to the Participant's account. If fractional Shares are not so credited, any part of the Participant's fees not paid in the form of whole Shares shall be payable in cash to the Participant (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 8).

          (c) Deferral of Fees in the Form of Deferred Shares. The Company shall establish a deferral account on its books for each Participant who elects to defer fees in the form of Deferred Shares under this Section 8. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Shares, the Company shall credit such Participant's deferral account with a number of Deferred Shares equal to the number of Shares having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Shares. The amount of Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places.

          (d) Crediting of Dividend Equivalents. Whenever dividends are paid or distributions made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account shall be entitled to receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single Share multiplied by the number of Deferred Shares (including any fractional Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents may, if elected by the Participant under Section 7(b) or 8(a), be credited to the Participant's deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution. Absent such election, the dividend equivalents shall be paid to the Participant in cash.

          (e) Settlement of Deferred Shares. The Company shall settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of Shares equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional Share remaining at a time that less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 7(b) or 8(a); provided, however, that a Participant may further defer settlement of Deferred Shares if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

          (f) Delayed Effectiveness of Elections in Order To Comply with Rule 16b-3. Other provisions of Section 7(b) and this Section 8 notwithstanding, if any crediting of Deferred Shares, other than an initial deferral under
     Section 7(b) would occur, (i) less than six months after the Participant filed the election which would result in such crediting, (ii) at a time when the Company's employee benefit plans are being operated in conformity with Rule 16b-3 as in effect on and after May 1, 1991, and (iii) at a time that Rule 16b-3 imposes a requirement that participant-directed transactions occur more than six months after the participant's making of an irrevocable election in order for such transactions to be exempt from
     Section 16(b) liability, then the fees or dividend equivalents the deferral of which would result in such crediting instead shall be paid in cash on a non-deferred basis.

     9. ADJUSTMENT PROVISIONS.

          (a) Corporate Transactions and Events. In the event any recapitalization, reorganization, merger, consolidation, spinoff, combination, repurchase, exchange of Shares or other securities of the Company, stock split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable in, (i) the number and kind of Shares reserved and available for issuance under Section 3, (ii) the number and kind of Shares to be subject to each automatic grant of an Option under Section 6 and of Shares under
     Section 7, (iii) the number and kind of Shares issuable upon exercise of outstanding Options, and/or the exercise price per Share thereof (provided that no fractional Shares shall be issued upon exercise of any Option),
     (iv) the number and kind of Shares to be issued in lieu of fees under
     Section 8, and (v) the number and kind of Shares to be issued upon settlement of Deferred Shares under Section 8. The foregoing notwithstanding, no adjustment may be made hereunder except as shall be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options and the value of outstanding Deferred Shares.

          (b) Insufficient Number of Shares. If at any date an insufficient number of Shares are available under the Plan for the automatic grant of Options or the receipt of fees in the form of Shares or deferral of fees in the form of Deferred Shares at that date, Shares under Section 7 and Options under Section 6 shall be automatically granted proportionately to each eligible director, to the extent Shares are then available (provided that no fractional Shares shall be issued upon exercise of any Option) and otherwise as provided under Sections 6 and 7, and then, if any Shares remain available, fees shall be paid in the form of Shares or deferred in the form of Deferred Shares proportionately among directors then eligible to participate to the extent Shares are then available and otherwise as provided under Section 8.

     10. CHANGES TO THE PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or Shares or pay fees in the form of Shares or Deferred Shares under the Plan without the consent of stockholders or Participants, except that any amendment or alteration shall be subject to the approval of the Company's stockholders at or before the next Annual Meeting of Stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system as then in effect, and the Board may otherwise determine to submit other such amendments or alterations to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any outstanding Options or Deferred Shares; and, provided further, that any Plan provision that specifies the directors who may receive grants of Options or Shares, the amount and price of Shares that may be purchased upon the exercise of Options granted to such directors, and the timing of such grants of Options or Shares to such directors, or is otherwise a "plan provision" referred to in Rule 16b-3(c)(2)(ii)(B), shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder, if such limitation on the frequency of Plan amendments is then required under Rule 16b-3 as a condition in order that any Plan transactions be exempt from Section 16(b) of the Exchange Act.

     11. GENERAL PROVISIONS.

          (a) Agreements. Options, Deferred Shares, and any other right or obligation under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board of Directors may from time to time approve.

          (b) Compliance with Laws and Obligations. The Company shall not be obligated to issue or deliver Shares under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan shall be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (c) Limitations on Transferability. Options, Deferred Shares, and any other right under the Plan shall not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and shall be exercisable during the lifetime of the Participant only by such Participant or his or her guardian or legal representative; provided, however, that Options and Deferred Shares (and rights relating thereto) may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant for purposes of the Participant's estate planning or at the Participant's death, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares related thereto on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan. The Company may rely upon the beneficiary designation last filed in accordance with this Section 11(c). Options, Deferred Shares, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant or permitted transferee.

          (d) Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to a Participant, or would preclude a director of the Company from being deemed a "disinterested person" under then-applicable provisions of Rule 16b-3, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements with respect to such Participant and to ensure the director's status as a "disinterested person" is unaffected.

          (e) No Right To Continue as a Director. Nothing contained in the Plan or any agreement hereunder shall confer upon any Participant any right to continue to serve as a director of the Company.

          (f) No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder shall confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant (or person) or, in the case of an Option, such Option is validly exercised in accordance with Section 6.

          (g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

          (h) Nonforfeitability. The interest of each Participant in Options, Shares or Deferred Shares (and any deferral account relating thereto) granted or delivered under the Plan at all times shall be nonforfeitable, subject to the service requirement of Section 7(a).

          (i) Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder shall be determined in accordance with the Delaware General Corporation Law and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     12. STOCKHOLDER APPROVAL, EFFECTIVE DATE, AND PLAN TERMINATION. The Plan shall be effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders, provided, however, that such approval must be obtained not later than the final adjournment of the first Annual Meeting of Stockholders of the Company held after the date the Board of Directors has adopted the Plan. Unless earlier terminated by action of the Board of Directors, the Plan shall remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

Adopted by the Board of Directors: March 21, 1996.

                                   P R O X Y

                          THE WILLIAMS COMPANIES, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
        THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 1996

The undersigned stockholder of The Williams Companies, Inc. hereby appoints KEITH E. BAILEY, J. FURMAN LEWIS and JACK D. McCARTHY, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Williams Companies, Inc. to be held on the 16th day of May, 1996, and at any and all adjournments thereof, on all matters coming before said meeting.

  Election of Directors. Nominees:                                  (change of address/comments)
  Robert J. LaFortune,                                 ____________________________________________________
  Jack A. MacAllister,                                 ____________________________________________________
  Peter C. Meinig and                                  ____________________________________________________
  Kay A. Orr.                                          ____________________________________________________
                                                       (If you have written in the above space, please mark
                                                       the corresponding box on the reverse side of this
                                                       card.)





YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS CARD.


                                                                     SEE REVERSE
                                                                         SIDE

         PLEASE MARK YOUR
X        VOTES AS IN THIS
         EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                                                                           FOR              WITHHELD

1.       Election of Directors.
         (see reverse)

For, except vote withheld from the following nominee(s):

________________________________________________________


                                                                           FOR              AGAINST          ABSTAIN
2.       Approval of the 1996 Stock Plan.

3.       Approval of the 1996 Stock Plan for Non-Employee Directors.

4.       Ratification of Ernst & Young LLP as auditors for 1996.

5.       In the discretion of one or more of said proxies upon any other business as may properly come before the meeting and any
         adjournments thereof.
                                                                                            Change of address.
                                                                                            see reverse side.



                                                                                            The signer hereby revokes all proxies
SIGNATURE(S)  ___________________________________________  DATE ___________                 heretofore given by the signer to vote
NOTE:  Please sign exactly as name appears hereon. Joint owners should each                 at said meeting or any adjournments
       sign. When signing as attorney, executor, administrator, trustee or                  thereof.
       guardian, please give full title as such.